The Olstein Strategic Opportunities Fund
Schedule of Investments
September 30, 2024 (Unaudited)

COMMON STOCKS - 96.1%	Shares	Value
Auto Components - 2.4%
Miller Industries, Inc.	29,000	$1,769,000

Auto Manufacturers - 2.5%
Blue Bird Corporation (a)	39,000	1,870,440

Automobiles - 1.0%
Winnebago Industries, Inc. (b)	13,250	769,958

Banks - 2.3%
First Hawaiian, Inc. (b)	74,000	1,713,100

Commercial Banks - 6.6%
Citizens Financial Group, Inc.	43,000	1,766,010
Home BancShares, Inc.	66,000	1,787,940
Prosperity Bancshares, Inc.	20,000	1,441,400
		4,995,350

Commercial Services & Supplies - 7.2%
ABM Industries, Inc.	47,000	2,479,720
Brady Corporation - Class A	20,000	1,532,600
Korn Ferry	18,600	1,399,464
		5,411,784

Distributors - 1.8%
LKQ Corporation	34,000	1,357,280

Diversified Financial Services - 3.1%
Invesco Ltd.	133,000	2,335,480

Electronic Equipment, Instruments & Components - 6.3%
Vishay Intertechnology, Inc. (b)	120,000	2,269,200
Vontier Corporation	73,000	2,463,020
		4,732,220

Electronics - 4.5%
Sensata Technologies Holding PLC	94,000	3,370,840

Health Care Equipment & Supplies - 2.1%
Zimmer Biomet Holdings, Inc.	14,800	1,597,660

Health Care Products - 3.7%
Integra LifeSciences Holdings Corporation (a)	155,000	2,816,350

Hotels, Restaurants & Leisure - 3.0%
Denny's Corporation (a)	353,000	2,276,850

Household Durables - 5.8%
Central Garden & Pet Company - Class A (a)	76,000	2,386,400
Mohawk Industries, Inc. (a)	12,500	2,008,500
		4,394,900

Household Products - 1.0%
Reynolds Consumer Products, Inc.	23,000	715,300

Industrial Equipment Wholesale - 3.1%
WESCO International, Inc.	13,800	2,318,124

Leisure Products - 2.6%
Johnson Outdoors, Inc. - Class A (b)	54,000	1,954,800

Machinery - 18.2%
AGCO Corporation (b)	12,000	1,174,320
Douglas Dynamics, Inc.	67,000	1,847,860
Gates Industrial Corporation PLC (a)	181,000	3,176,550
Graham Corporation (a)	36,000	1,065,240
Middleby Corporation (a)	15,700	2,184,341
Shyft Group, Inc.	244,000	3,062,200
Timken Company	14,500	1,222,205
		13,732,716

Materials - 1.3%
Axalta Coating Systems Ltd. (a)	27,000	977,130

Pharmaceuticals - 3.4%
Prestige Consumer Healthcare, Inc. (a)	35,000	2,523,500

Professional Services - 1.7%
First Advantage Corporation (a)(b)	66,000	1,310,100

Real Estate Management & Development - 5.1%
Cushman & Wakefield PLC (a)	171,000	2,330,730
Jones Lang LaSalle, Inc. (a)	5,650	1,524,426
		3,855,156

Restaurants - 4.0%
Dine Brands Global, Inc. (b)	97,200	3,035,556

Semiconductors & Semiconductor Equipment - 3.4%
Kulicke and Soffa Industries, Inc. (b)	55,750	2,515,998
TOTAL COMMON STOCKS (Cost $65,044,159)		72,349,592

SHORT-TERM INVESTMENTS - 18.2%
Investments Purchased with Proceeds from Securities Lending - 14.3%	Shares
Mount Vernon Liquid Assets Portfolio, LLC, 4.95% (c)	10,780,533	10,780,533

Money Market Funds - 3.9%
First American Government Obligations Fund - Class X, 4.82% (c)	2,946,528	2,946,528
TOTAL SHORT-TERM INVESTMENTS (Cost $13,727,061)		13,727,061

TOTAL INVESTMENTS - 114.3% (Cost $78,771,220)		86,076,653
Money Market Deposit Account - 0.2% (d)		155,080
Liabilities in Excess of Other Assets - (14.5)%		(10,892,194)
TOTAL NET ASSETS - 100.0%		$75,339,539

Percentages are stated as a percent of net assets.

PLC - Public Limited Company

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan as of September 30, 2024. The total market value of these securities was $10,482,716 which represented 13.9% of net assets.
(c)	The rate shown represents the 7-day annualized effective yield as of September 30, 2024.
(d)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of September 30, 2024 was 4.63%.

Summary of Fair Value Disclosure as of September 30, 2024 (Unaudited)

The Olstein Strategic Opportunities Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of September 30, 2024:

Investments:	Uncategorized	Level 1	Level 2	Level 3	Total
Common Stocks	$-	$72,349,592	$-	$-	$72,349,592
Short-Term Investment	-	2,946,528	-	-	2,946,528
Investments Purchased with Proceeds from Securities Lending (a)	10,780,533	-	-	-	10,780,533
Total Investments	$10,780,533	$75,296,120	$-	$-	$86,076,653

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)  Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.